Blue Owl Capital Inc. First Quarter 2025 Results

NEW YORK (May 1, 2025) – Blue Owl Capital Inc. (NYSE:OWL) (“Blue Owl”) today reported its financial results for the first quarter ended March 31, 2025.
“Blue Owl continued to generate stable and strong growth through a variety of market environments, as evidenced by over 30% growth in management fees over the last twelve months. Our business model, supported by high levels of permanent capital, has been purpose-built to thrive during periods of market dislocation,” said Doug Ostrover and Marc Lipschultz, Co-CEOs of Blue Owl. “We think the current environment presents an excellent opportunity for us to yet again prove out the defensive qualities of our business and lean in on offense.”
Blue Owl issued its full detailed presentation of its first quarter ended March 31, 2025 results, which can be viewed through the Shareholders section of Blue Owl's website at https://ir.blueowl.com/Investors/events-and-presentations.
Dividend
Blue Owl declared a quarterly dividend of $0.225 per Class A Share, payable on May 28, 2025, to shareholders of record at the close of business on May 14, 2025.
Quarterly Investor Call Details:
Blue Owl will host its first quarter 2025 investor call via public webcast on May 1, 2025 at 10:00 a.m. ET. To register, please visit the Shareholders section of Blue Owl's website at https://ir.blueowl.com/overview.
The conference call may be accessed by dialing +1 (888) 330-2454 (U.S. callers) or +1 (240) 789-2714 (non-U.S. callers); conference ID 4153114. For those unable to listen to the live broadcast, there will be a webcast replay available on the Shareholders section of Blue Owl’s website.
All callers will need to enter the Conference ID followed by the # sign and reference "Blue Owl Capital" once connected with the operator. All callers are asked to dial in 10-15 minutes prior to the call so that name and company information can be collected.
About Blue Owl
Blue Owl (NYSE: OWL) is a leading asset manager that is redefining alternatives®.
With $273 billion in assets under management as of March 31, 2025, we invest across three multi-strategy platforms: Credit, GP Strategic Capital, and Real Assets. Anchored by a strong permanent capital base, we provide businesses with private capital solutions to drive long-term growth and offer institutional investors, individual investors, and insurance companies differentiated alternative investment opportunities that aim to deliver strong performance, risk-adjusted returns, and capital preservation.
Together with over 1,200 experienced professionals globally, Blue Owl brings the vision and discipline to create the exceptional. To learn more, visit www.blueowl.com.
Forward-Looking Statements
Certain statements made in this release are “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. When used in this press release, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “would,” “should,” “future,” “propose,” “target,” “goal,” “objective,” “outlook” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. Any such forward-looking statements are made pursuant to the safe harbor provisions available under applicable securities laws and speak only as of the date made. Blue Owl assumes no obligation to update or revise any such forward-looking statements except as required by law.

These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside Blue Owl’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements.
Important factors, among others, that may affect actual results or outcomes include the inability to recognize the anticipated benefits of acquisitions; costs related to acquisitions; the inability to maintain the listing of Blue Owl’s shares on the New York Stock Exchange; Blue Owl’s ability to manage growth; Blue Owl’s ability to execute its business plan and meet its projections; potential litigation involving Blue Owl; changes in applicable laws or regulations; and the possibility that Blue Owl may be adversely affected by other economic, business, geopolitical and competitive factors.
Investor Contact
Ann Dai
Head of Investor Relations
blueowlir@blueowl.com
Media Contact
Nick Theccanat
Principal, Corporate Communications & Government Affairs
Nick.Theccanat@blueowl.com